UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant  ☒                             Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AG Mortgage Investment Trust, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule, or Registration Statement No.:
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	(4)	Date filed:

VOTE BY INTERNET—www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
AG MORTGAGE INVESTMENT TRUST, INC.
245 PARK AVE., 26TH FL. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
NEW YORK, NY 10167 If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
The board of directors recommends you vote FOR all of the Nominees listed in Proposal 1.
1. Election of Directors
Nominees
01 Arthur Ainsberg 02 Andrew L. Berger
06 David N. Roberts 07 Frank Stadelmaier
For Withhold For All All All Except
03 Joseph LaManna 04 Jonathan Lieberman 05 Peter Linneman
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The board of directors recommends you vote FOR proposals 2, 3 and 4.
2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting    firm for the year ending December 31, 2017;
3. Approval, on an advisory basis, of our executive compensation; and
4. Approval of the Articles of Amendment to the Company’s Articles of Amendment and Restatement.
For Against Abstain
For address change/comments, mark here.                (see reverse for instructions)
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date
Signature (Joint Owners) Date
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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement, and Annual Report are available at www.proxyvote.com.
AG MORTGAGE INVESTMENT TRUST, INC. Annual Meeting of Stockholders May 3, 2017 at 10:00 AM
This proxy is solicited by the Board of Directors
The undersigned hereby appoints David N. Roberts and Raul E. Moreno, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of the Stockholders of AG Mortgage Investment Trust, Inc., to be held at the offices of Angelo, Gordon & Co., 245 Park Avenue, 25th Floor, New York, New York 10167, on Wednesday, May 3, 2017 at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof.
Address change/comments:
(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 03, 2017
AG MORTGAGE INVESTMENT TRUST, INC.
AG MORTGAGE INVESTMENT TRUST, INC. 245 PARK AVE., 26TH FL.
NEW YORK, NY 10167
Meeting Information
Meeting Type: Annual    Meeting
For holders as of: March    08, 2017
Date: May 03, 2017 Time: 10:00    AM EDT
Location: Angelo, Gordon & Co. 245 Park Avenue, 25th Floor New York, NY 10167
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice 2. Proxy Statement 3. Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow     (located on the
following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:    www.proxyvote.com
2) BY TELEPHONE:    1-800-579-1639
3) BY E-MAIL*:    sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked
by the arrow     (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 19, 2017 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
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Voting items
The board of directors recommends you vote FOR all of the Nominees listed in Proposal 1.
1. Election of Directors
Nominees
01 Arthur Ainsberg 02 Andrew L. Berger 03 Joseph LaManna 04 Jonathan Lieberman 05 Peter Linneman
06 David N. Roberts 07 Frank Stadelmaier
The board of directors recommends you vote FOR proposals 2, 3 and 4.
2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting    firm for the year ending December 31, 2017;
3. Approval, on an advisory basis, of our executive compensation; and
4. Approval of the Articles of Amendment to the Company’s Articles of Amendment and Restatement.
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